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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 15, 2010
Date of Report (Date of earliest event reported)

General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11656 (Commission File Number)	42-1283895 (I.R.S. Employer Identification No.)

110 N. Wacker Drive, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

(312) 960-5000
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

        New GGP, Inc. ("New GGP"), an indirect finance subsidiary of General Growth Properties, Inc. (the "Company"), has filed a registration statement on Form S-11 relating to a proposed offering of up to $2.15 billion aggregate principal amount of mandatorily exchangeable notes due 2011. In connection with the offering by New GGP, the Company is disclosing under Item 7.01 of this Current Report on Form 8-K certain information from the preliminary prospectus included in the Form S-11 which has not previously been reported by the Company. This information, which is furnished as Exhibit 99.1 and is incorporated by reference herein, includes Unaudited Pro Forma Condensed Consolidated Financial Information and certain summary historical financial information.

        On July 15, 2010, GGP issued a press release announcing the filing of the Form S-11. The press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Limitation on Incorporation by Reference

        In accordance with General Instruction B.2 of Form 8-K, the information with respect to this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statement and Exhibits.

Exhibit Number	Description
99.1	Excerpts from Form S-11 filed by New GGP, Inc. on July 15, 2010.
99.2	Press Release issued on July 15, 2010 relating to the filing of the Form S-11.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
/s/ EDMUND HOYT
Name:	Edmund Hoyt
Title:	Interim Chief Financial Officer, Senior Vice President and Chief Accounting Officer

Date: July 15, 2010

 EXHIBIT INDEX

Exhibit Number	Description
99.1	Excerpts from Form S-11 filed by New GGP, Inc. on July 15, 2010.
99.2	Press Release issued on July 15, 2010 relating to the filing of the Form S-11.

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  Item 7.01. Regulation FD Disclosure
  Item 9.01. Financial Statement and Exhibits.
SIGNATURES
EXHIBIT INDEX